                                                                   EXHIBIT 10.15

                             ASSIGNMENT OF LEASE

    This Assignment of Lease is made as of JANUARY 21, 1997 by and between MOL INVESTMENTS, a Michigan partnership ("Landlord"), MOLMEC, INC., a Michigan corporation ("Assignor"), and LDM Technologies, Inc., d/b/a and f/k/a LDM Industries Inc., a Michigan corporation ("Assignee").


                                  RECITALS:

    A. The Landlord as lessor and the Assignor as lessee entered into a Lease Agreement on August 14, 1984, a copy of which is attached as Exhibit A, an Amendment to Lease Agreement dated August 13, 1994, a copy of which is attached as Exhibit B, and a Second Amendment to Lease Agreement dated June 1, 1996, a copy of which is attached as Exhibit C, with respect to certain premises at 2776 Commerce, Rochester Hills, Michigan, more particularly described in the Lease.

    B. The parties desire that Assignor assign its interest in the Lease and all of the Amendments to Assignee, and that Landlord consent to such assignment in accordance with Paragraph 19 of the Lease Agreement, under the terms and conditions set forth in this Agreement.

    NOW, THEREFORE, the parties agree as follows:

    1. Assignment. As of the Effective Date of this Assignment, as defined in Paragraph 5, Assignor assigns to Assignee all of Assignor's right, title, and interest in and to the Lease and all of the Amendments thereto. Assignor further assigns to Assignee any amounts held in escrow by Landlord for payment of taxes and insurance by Tenant under Paragraph 8 of the Lease Agreement. As a result of this assignment, all rights to escrowed funds shall belong to the Assignee, and the Landlord shall have no further liability or responsibility to the Assignor with respect to the escrowed funds.

    2. Acceptance by Assignee. Assignee accepts the assignment and all rights accruing to it under the Lease and assumes and agrees to make all payments and keep and perform all covenants and obligations of the Assignor under the Lease from and after this Assignment's Effective Date.

    3. Release of Assignor's Liability. By executing this Lease Assignment, Landlord agrees that the Assignor is released from any and all obligations under the terms of the Lease from and after this Lease Assignment's Effective Date, provided Assignor is current in the payment of rent and not otherwise in default under the Lease's terms and conditions. Landlord acknowledges that, as of the date of this Lease Assignment, Assignor is current in the payment of rent and not otherwise in default under the Lease's terms or conditions.

    4. Acceptance and Consent of Landlord. Landlord accepts and consents to this Lease Assignment and acknowledges that all of Assignor's rights under the Lease shall inure to the benefit of Assignee from and after the Effective Date.

    5. Effective Date. This Lease Assignment shall not be effective unless and until Assignor and Assignee have consummated a pending sale by Assignor to Assignee of Assignor's principal business assets as a going concern and have confirmed the sale's closing to Landlord in writing. The closing date of the sale shall be the Effective Date of this Lease Assignment. If the sale's consummation does not occur by January 31, 1997, this Assignment shall be void.

    6. Amendment to Lease. This Lease Assignment shall constitute an amendment to the Lease. If there is any conflict between this Lease Assignment and the Lease, this Lease Assignment shall govern.

    7. Counterparts. This Lease Assignment may be executed in one or more counterparts, each of which shall be deemed an original and which together shall constitute one document.

    The parties have executed this Lease Assignment as of the date listed below each party's signature.

WITNESSES:                           ASSIGNOR:

                                     MOLMEC, INC., a Michigan corporation


Jeanne DeLorme                       BY: Leonard G. Miller
----------------------------            ------------------------------------
          [SIG]                      ITS: Vice President
----------------------------             -----------------------------------
                                     DATED: Jan 21, 1997
                                           ---------------------------------


                                     ASSIGNEE:

                                     LDM TECHNOLOGIES, INC., d/b/a and f/k/a
                                     LDM INDUSTRIES INC., a Michigan corporation

Cynthia Boyd                         BY: Gary Borushko
----------------------------            ------------------------------------
          [SIG]                      ITS: CFO
----------------------------             -----------------------------------
                                     DATED: 1/21/97
                                           ---------------------------------

                                     LANDLORD:

                                     MOL INVESTMENTS, a Michigan partnership


Jeanne DeLorme                       BY: Leonard G. Miller
----------------------------            ------------------------------------
???                                  ITS: General Partner
----------------------------             -----------------------------------
                                     DATED: Jan 21, 1997
                                           ---------------------------------

STATE OF MICHIGAN  )
                   ) SS
OAKLAND COUNTY     )

    On JANUARY 21, 1997, LEONARD G. MILLER personally appeared before me, and is known by me to be the VICE PRESIDENT of MOLMEC, INC., a Michigan corporation, on behalf of the Corporation.

Subscribed and sworn to before me on

Jeanne DeLorme
----------------------------------
JEANNE DELORME
Notary Public, MACOMB County
My Commission Expires: 7-31-00

STATE OF MICHIGAN  )
                   ) SS
OAKLAND COUNTY     )

    On Jan 21, 1997, GARY BORUSHKO personally appeared before me, and is known by me to be the CFO of LDM Technologies, Inc. d/b/a and f/k/a LDM Industries Inc., a Michigan corporation, on behalf of the Corporation.

Subscribed and sworn to before me on

Cynthia Boyd
----------------------------------
Notary Public, MACOMB County
My Commission Expires: 8/20/00

STATE OF MICHIGAN  )
                   ) SS
OAKLAND COUNTY     )

    On JANUARY 21, 1997, LEONARD G. MILLER personally appeared before me, and is known by me to be the GENERAL PARTNER of MOL Investments, a Michigan partnership, on behalf of the partnership.

Subscribed and sworn to before me on

Jeanne DeLorme
----------------------------------
JEANNE DELORME
Notary Public, MACOMB County
My Commission Expires: 7-31-00


INSTRUMENT DRAFTED BY
AND WHEN RECORDED RETURN TO:

Jeanne M. DeLorme, Esq.
Heritier Nance, P.C.
5800 Crooks Road, Suite 180
Troy, Michigan 48098-2830
Telephone: (810) 828-4020

                                  EXHIBIT A



                               LEASE AGREEMENT

    THIS LEASE AGREEMENT, made this 14th day of August, 1984, between M. O. L. INVESTMENTS, a Michigan partnership, having an office at 4205 Martin Road, Walled Lake, Michigan 48084, hereinafter designated "Landlord", and MOLMEC, INC., a Michigan corporation, whose address is 4205 Martin Road, Walled Lake, Michigan 48084, hereinafter designated "Tenant";

                             W I T N E S S E T H:

                             CONVEYANCING CLAUSE

1. Landlord, in consideration of the premises and of the rents hereinafter reserved and of the covenants, agreements and conditions herein contained to be kept and performed on the part of Tenant, does hereby rent unto Tenant, and Tenant does hereby hire and take, subject to and assuming those obligations hereinafter set forth, the parcel of land with the buildings and improvements now or hereafter erected thereon, situated and being in the Township of Avon, State of Michigan, described on Exhibit "A" attached hereto and made a part hereof, with the specific agreement that this is an absolutely net Lease and it is the intent that all costs or expenses arising out of this Lease are to be paid by the Tenant hereunder and that any and all monies expended by Landlord are to be reimbursed to the Landlord by Tenant. Tenant takes subject to restrictions, easements, zoning ordinances, building and use restrictions, and all other laws, ordinances, rulings or regulations applicable to the demised premises.

                             THE DEMISED PREMISES

2. The property described on Exhibit "A" and all buildings and building equipment, structures, improvements, machinery, equipment and fixtures, pavement, walks, fences, shrubbery and signs now or here after located on the above described property, except furniture and trade fixtures and other property belonging to Tenant, are herein collectively referred to as the "demised premises".

                           USE OF DEMISED PREMISES

3. The Demised Premises are to be used for purposes permissible under a Loan Agreement dated August 1, 1984, made between The Economic Development Corporation of the Charter Township of Avon, Michigan ("EDC"), Landlord and Tenant, the terms of which are incorporated herein by reference.

             SPECIAL INDEMNITY AND GUARANTY OF M.O.L. INVESTMENTS

4. M.O.L. Investments, Landlord herein, has been induced by Tenant to enter into this Lease and to execute the Loan Agreement and the documents referred to therein to enable Tenant to obtain a new industrial plant without expenditure of its own capital. Landlord has made or will shortly make, execute and deliver a Promissory Note in the amount of $900,000, a mortgage on the demised premises, and various and several other undertakings to the EDC and Comerica Bank, the purchaser of the EDC's Bond. For all purposes herein, all documents which Landlord or Tenant or both of them execute or agree to perform pursuant to the Loan Agreement, whether or not specifically mentioned herein, are hereinafter embodied in the term "Loan

Agreement".   Based on the inducement aforesaid, and in consideration of this
Lease, Tenant hereby agrees, for itself and its successors and assigns to indemnify and hold Landlord harmless from any and all claims, loss, judgment, suits, costs, expenses, attorneys' fees, (whether deemed reasonable or not), direct liability, loss, hindrances or otherwise resulting from M.O.L. Investment's entry into the Loan Agreement or its performance thereunder.
Tenant agrees for itself, successors and assigns to guaranty to Landlord and its successors and assigns the full and faithful performance of each and every obligation of either Landlord or Tenant under the Loan Agreement, including (and not by way of limitation) the specific undertaking to do all acts and to refrain from any acts which would constitute a breach or result in the loss of the favorable tax treatment of the bonds to be issued pursuant to the Loan Agreement and under Section 103 of the Internal Revenue Code, as amended. The within guaranty is an unconditional guaranty of payment and performance and not of collection and Tenant hereby waives any notice of default or recourse by Landlord under the Guaranty; Tenant agrees to Landlord's full right and ability to unilaterally settle, adjust, or compromise any obligation of Landlord under the Loan Agreement without in any way effecting or releasing this guaranty. Landlord may obtain full recovery of its attorneys' fees in all matters
involving the Loan Agreement.    This indemnity and indemnity and guaranty shall
be a personal undertaking and agreement between the parties and shall survive the expiration or earlier termination of this Lease Agreement; nevertheless, the within guaranty and indemnity shall be deemed a covenant running with the land under the Lease Agreement in addition to the personal undertaking of Tenant. Landlord shall have no obligation as a contributor to the EDC or Comerica Bank
or their successors and assigns.   All successors and assigns of Tenant
shall, upon inuring to the status of lessee or as a successor and assignor be primarily responsible hereunder with Tenant; Landlord may look to Tenant and its successors and assigns jointly and severally without assessing or giving first notice or requiring first performance by any one of them as against the others.

                               TERM

5. Tenant shall have and hold the demised premises for a term commencing on the date first written above and expiring on the soonest of any of the following events:

          a) The tenth (10th) anniversary of the commencement date of the lease; or

          b) The date in which the Bond which is delivered to Comerica Bank under the Loan Agreement is paid or satisfied; or

          c) The effective date in which the Bond which is delivered to Comerica Bank under the Loan Agreement is amended (directly or indirectly) to provide for an increase in the debt service (principal and/or interest) under the EDC Financing referred to in the Loan Agreement; provided however, that the foregoing shall not be deemed to apply in the event the changes only concern the rate of interest to be paid under the Bond and so long as such rate is calculated at 75% or less of the prime rate of Comerica Bank.

          d) The effective date in which the Promissory Note given by Landlord under the Loan Agreement is amended (directly or indirectly) to provide for an increase in the debt service (principal and/or interest) under the EDC Financing referred to in the Loan Agreement; provided however, that the foregoing shall not be deemed to apply in the event the changes only concern the rate of interest to be paid under the Bond and so long as such rate is calculated at 75% or less of the prime rate of Comerica Bank.

                       RENTAL AND BASE RENTAL

6. The rent to be paid by Tenant to Landlord hereunder shall be Thirteen Thousand Three Hundred and Thirty Three Dollars and Thirty Three Cents ($13,333.33) per month.

    The foregoing amount shall constitute base monthly rental, but shall not include additional rentals or charges or sums hereinafter
specified for repairs, taxes, insurance or otherwise.   All sums due
under this agreement, whether characterized as rentals, additional rentals, charges or other sums due from Tenant to Landlord or from Tenant from any other party by reason of Tenant's use of the demised premises or which become a lien upon or are charged to the demised premises or are due to Landlord shall be and are hereinafter defined to be rentals for which Landlord shall have all other rights and privileges appurtenant to such term.

    Rental payments should be made reasonably in advance in order for Landlord to receive payment on the first day of each month.
Should any monthly rental payment be postmarked on or subsequent to the first business day of each month, the parties hereby agree that the amount of damages sustained by Landlord as a result of such delinquency would be impractical or extremely difficult to fix, but that five percent (5%) of the total monthly rental payment would be a reasonable estimate of Landlord's damages and, therefore, that Tenant shall pay to Landlord as liquidated damages for any such delinquency a late charge equal to five percent (5%) of the total monthly rental payment.

                RENTAL PAYMENT, INDEPENDENT COVENANT

7. Tenant agrees to pay without demand the said rent in the manner aforesaid and such other sums as are hereinafter provided to be paid as additional rent and any and all other sums and charges hereinafter specified by separate payment and without setoff or deduction whatsoever.

                 TAXES, FIRE INSURANCE, UTILITIES

8.       a)   Personal Property Taxes.   All matters pertaining to
    the assessment and taxation of Tenant's personal property shall be Tenant's sole responsibility and shall be paid by Tenant.

         b)   Real Property Taxes.    Landlord hereunder shall pay
    all real and personal property taxes and assessments and special assessments based on the ad valorem value or other assessment of the demised premises and shall be reimbursed as additional rental by Tenant for
    all such liability.    Alternatively, Landlord may require direct
    payments by Tenant to the taxing authority.

         c) Fire Insurance. Landlord shall carry plate glass insurance (if Landlord desires) and fire and extended coverage (including "all risk" if Landlord desires) insurance on the demised premises in such amounts and insuring such parties as Landlord shall deem desirable and shall be reimbursed as additional rental by Tenant for all such liability. Tenant do any act or thing which will invalidate or be in conflict with the fire insurance policies covering the building or buildings constituting a part of the demised premises.

         d)   Monthly Escrow for Taxes and Insurance.   Tenant shall, unless
    Landlord shall waive such obligation from time to time (with the full right of reinstatement), pay to Landlord monthly as additional rent the sum specified by Landlord from time to time for the estimated real and personal property taxes and assessments under subparagraph b) above and any fire and extended coverage insurance related to the demised premises under subparagraph (c) above as of the date hereof on a prorated monthly basis. In the event of any such taxes, assessments or insurance premiums shall be increased or decreased, Landlord shall adjust accordingly the additional rental herein provided. Landlord shall provide Tenant with notice of any such adjustment of additional rent, and in event of increase, Tenant shall pay to Landlord within thirty (30) days of such notice the aggregate increase from the effective date thereof to the date of such notice, and shall pay the increased amount on a monthly basis thereafter until the next adjustment due to any increase or decrease in such taxes, assessments or insurance premiums. Without limiting the generality hereof, it is the intention of the parties that the additional rentals herein provided shall at all times equal Landlord's tax, assessment and insurance premium obligation for the demised premises.

         e) Special Election Regarding Assessments. In the event any special assessment levied on the demised premises may be payable in installments over a period greater than one (1) year (irrespective of when Landlord shall make payment), the additional monthly rent herein provided for shall be computed by dividing the amount of such annual installment by twelve
    (12) and only such installments of assessments inuring to Tenant's period of occupancy shall be due from Tenant.

         f) When Paid. The payments provided to be made by Tenant in this paragraph shall be made without demand in the same manner as base monthly rental.

         g) Substitute For Real Property Tax. If at any time during the term hereof, or during any renewal or extension of this Lease, any charge or gross receipt tax on rents (or tax or charge measured by rents), or income tax attributable to or based Upon rental income which shall be payable by or chargeable to Landlord under any law or future law of the United States or the State in which the demised premises are located, or any political subdivision thereof, or any other governmental agency or authority, upon or with respect to the rent received by Landlord under this Lease, or against Landlord in lieu of or as a substitute for all or any part of taxes, levies, assessments or any other impositions upon the demised premises or any part thereof, then Tenant shall pay same in accordance with the terms and provisions of this Paragraph 8(b). In event any income or other tax of any nature is imposed in lieu of all or any part of real property taxes, and such tax or charge is not measurable or attributed to real estate valuation, then in such event, the applicable portion of Tenant's monthly payment shall continue in the amount then in effect and shall be and become a part of the basic rent set forth in Paragraph 5 of this Lease.

         h) Utilities. Tenant shall use the demised premises and each and every part thereof and the facilities, machinery and equipment therein contained at its own cost and expense, and shall pay or cause to be paid all charges for gas, electricity, light, heat, power, telephone, maintenance, landscaping services, and other services used, rendered or supplied upon or in connection with the demised premises and each and every part thereof when due and without penalty.

                                  INDEMNITY

9. Tenant agrees to protect, defend, indemnify and hold harmless Landlord, its parent, subsidiary and affiliated companies and the successors and assigns of each of them, from and against any and all losses, costs, damages, expenses, demands or claims, whether groundless or not, arising or allegedly arising out of Tenant's use or possession of the demised premises or out of the actual or alleged defaults or failures of Tenant of any of the obligations which it agreed to, covenant for, or assumed hereunder, including but not limited to bodily or personal injury, sickness or disease (including death resulting at any time therefrom) which may be sustained or claimed by any person or persons, or the damage or destruction of any property, including the loss of use thereof, and arising or allegedly arising out of Tenant's possession or use of the premises, and based upon any sole, joint or concurrent act or omission, negligent or otherwise of (a) Tenant or any of its employees, agents or servants, (b) any other person or persons employed by Tenant or invited onto the premises by Tenant or any employees, agents or servants of such other person or persons, or (c) any other person or persons, including Landlord, its parent, subsidiary and affiliated companies and the employees, agents or servants of each of them, excepting only the adjudication by a court of competent jurisdiction that Landlord, its parent, subsidiary or affiliated companies or an employee, agent or servant of any of them is or are guilty of active or sole negligence with regard to bodily or personal injury, sickness or disease (including death resulting at any time therefrom) of any person or persons. In connection with the foregoing, Tenant shall, at its own cost and expense, defend any claim and any suit, action or proceeding which may be commenced thereunder, and Tenant shall pay any and all judgments which may be recovered in any suits, action or proceeding and any and all expense, including but not limited to costs, attorneys' fees and settlement expenses that may be incurred therein and excepting only a judgment based upon the sole and active negligence of Landlord, its parent, subsidiary or affiliated companies or an employee, agent or servant of any of them.

                             LIABILITY INSURANCE

10. Tenant, at his or its expense, shall provide liability insurance with individual limits of not less than $1,000,000.00 for any one person, $1,000,000.00 for any one occurrence for bodily injury or death, and liability insurance limits of $100,000.00 for property damage, and deliver copies of such policy or policies with all the endorsements required in Items (a) through (f) below to Landlord prior to the beginning of the term of this Lease.

    The policy or policies providing this insurance shall be endorsed as follows:

         a) To include Landlord and parties in interest specified by Landlord as an additional named insured.

         b) To extend the coverage of such policy or policies to include the liability assumed by Tenant in Paragraph 11 entitled "Indemnity".

         c) To provide that no material change or cancellation of such policy or policies shall be effected without thirty (30) days' prior written notice to Landlord.

         d) To provide that the insurance provided hereby shall be primary and shall not be excess over or contributory with any other insurance carried on behalf of Tenant or Landlord or their subsidiary and affiliated companies.

         e) To provide that Landlord's interest as a party insured under such policies shall not be invalidated or otherwise adversely affected by any acts or omissions, negligent or otherwise of the Tenant, or its sub-tenants, agents, employees, successors or assigns.

         f) To provide that Landlord will not be responsible for payment of any premium for such policies.

                               OTHER INSURANCE

11. Tenant shall,  from the date hereof and throughout the term of the Lease, continuously maintain workers' compensation insurance and other insurance required of employers under the laws of the State of
Michigan and of the United States of America.   In lieu thereof, the
Tenant may maintain a program of self-insurance with Landlord's consent, not to be unreasonably withheld, complying with the requirements of the appropriate statutes of the State of Michigan and the United States of America, but only so long as there is no direct or indirect liability of or risk to Landlord or the demised premises arising under such self-insurance program.

                        CONDITION OF BUILDING

12. Tenant acknowledges that it has inspected the demised premises, including the heating, electrical, and plumbing systems in the demised premises and accepts the demised premises in its present condition, subject to all faults of every kind and nature whatsoever whether latent or patent and whether nor or hereafter existing.

                               REPAIR

13. Except as specifically provided and set forth in Paragraphs 17 and 18 herein, relating to restoration after condemnation or casualty,
Tenant covenants and agrees that it will, at its own expense during the continuation of this Lease, make such current repairs, maintenance, restoration, and replacements as are required to keep or put the demised premises in first-class order and repair, including, but not by way of limitation, the following: landscaping, sidewalks and blacktoping, heating and air-conditioning systems and equipment, doors,  interior walls, floors, ceilings and plate glass and windows.
Tenant shall also make and do periodic painting and general refurbishing so as to maintain the demised premises at all times in
an attractive clean condition.   In event Tenant shall fail to make
any of the repairs required hereunder within thirty (30) days following written demand from Landlord for such repairs, Landlord is hereby authorized to make such repairs and charge the cost of such repairs to Tenant as additional rental; provided, however, that upon default of this obligation, Landlord may and notwithstanding the necessity of any written demand or time limitation hereinbefore set forth, and in order to secure itself as to the performance of Tenant's obligations under this paragraph, charge Tenant as additional rental that sum which in Landlord's reasonable estimation would be necessary to make and complete repairs to the premises which are
Tenant's obligations  under this Lease.   In the event actual repairs are made
by Landlord and the cost exceeds Landlord's reasonable estimate, Tenant hereby covenants and agrees that it will forthwith pay to Landlord, as additional rent, such additional money to fully reimburse Landlord.

                   ALTERATIONS, ADDITIONS AND IMPROVEMENTS

14. Tenant shall not make any alterations, changes, additions or improvements to the demised premises without Landlord's written consent, and all alterations, changes, additions or improvements, whether with or without permission and made by either of the parties hereto upon the demised premises, (and except movable office furniture and trade fixtures put in at the expense of Tenant), shall at Landlord's election at the end of the term shall become the property of Landlord and shall remain upon and be surrendered with the demised premises upon the expiration of this Lease, or any sooner termination thereof. If Landlord shall so elect, then such alterations, changes, additions or improvements made by Tenant upon the demised premises, as Landlord shall select (such election may be ad hoc), shall be removed by Tenant and Tenant shall restore the demised premises to the original condition thereof at its own cost and expense within thirty (30) days after notice from Landlord of such election, such notice to be given not later than twenty (20)
days following expiration of the term of this Lease.    The movable furniture
and trade fixtures of Tenant, however, shall remain Tenant's property at all times and shall be removed at the termination of this Lease, any damage to the premises in the course of such removal to be repaired by Tenant at Tenant's own cost and expense.

                          MECHANIC'S LIENS

15. Tenant shall not do or suffer anything to be done whereby the demised premises may be encumbered by any mechanic's or other lien or order for the payment of money, and Tenant shall at its own cost and expense, whenever and as often as any mechanic's lien purporting to be for labor, material or services furnished or to be furnished to Tenant, or other lien or order for the payment of money (except such as are based on acts or omissions of Landlord) shall be filed against the demised premises, cause the same to be cancelled and discharged of record within thirty (30) days after the date of filing thereof or such earlier period as may be required to protect Landlord's
title to the premises.   Tenant further agrees to indemnify and save harmless
Landlord from and against any and all costs, expenses, claims, losses or damages, resulting therefrom or by reason thereof.

                         LAWS, ORDINANCES, ETC.

16. Tenant will at all times during the term of this Lease, at its own cost and expense, perform and comply with all present or future laws, rules, order, ordinances and regulations of the United States of America, and of state, county or city governments, and any authority, department or bureau thereof, and of any other municipal, governmental or lawful authority having jurisdiction of the premises whatsoever, relating to, or in any manner affecting the demised premises, and the

EDC financing thereof, the adjacent sidewalks and landscaping, including fixtures and/or equipment or any buildings thereon or the use thereof.
Without limiting the generality hereof, Tenant acknowledges and agrees to perform and comply with the specific conditions respecting use under zoning and other restrictions and use under the Loan Agreement. In the event Tenant shall fail to perform any obligation required hereunder and such failure shall continue for a period of five (5) days after written notice to Tenant from either Landlord or a governmental agency authorized to enforce any law, ordinance or regulation (unless sooner performance is required), Landlord may, but shall be under no obligation to, perform on Tenant's behalf and Tenant shall pay Landlord any costs incurred thereby or Landlord may terminate this Lease Agreement.

                             CONDEMNATION

17.      a)  Full Taking.   As to any condemnation affecting the demised
    premises, the parties agree that if the entire property of which the demised premises forms a part shall be taken by reason of the exercise of the power of eminent domain for any public or quasi-public use or purpose, then this Lease shall terminate on the first date that either title or possession to the premises vests in the taking authority, and rent shall be prorated to such date of termination.

         b) Partial Taking. If a part of said property be so taken and the part not so taken is, in the opinion of Landlord and Tenant, reasonably exercised, insufficient for the reasonable operation of Tenant's business, then either party may cancel or terminate this Lease at any time within thirty (30) days after such opinion is given, by giving the other party written notice of cancellation of this Lease, and rent shall be prorated to the effective date of cancellation and the Lease shall
    terminate.   If no cancellation of the Lease is effected (either because of no option arising to the parties, or no exercise of an option), then this Lease shall continue under the provisions of subparagraph (d).

          c) Awards. In any case, damages awarded for any taking, except damages awarded for trade fixtures and/or furniture of Tenant, shall belong to and be the property of Landlord, whether such damages shall be awarded as compensation for diminution in value to the leasehold or to the fee of the premises herein leased or for improvements to the demised premises made by Tenant.

          d) Continuation in Partial Takings: Abatement and Restoration. In the event of a partial taking where the parties have not elected to terminate the Lease, this Lease shall continue in full force and effect as to that portion of the premises not so taken under the same terms and conditions herein contained, except that monthly rental payable thereafter shall be abated and reduced by the following amount:
    The award, less i) Landlord's costs incurred in the condemnation proceedings and ii) Landlord's cost of restoration hereafter provided, multiplied by .11, and dividing the result by 12. Landlord shall promptly perform all work and furnish all materials necessary to restore and create as a whole architectural unit that portion of the building and improvements (and of the machinery and Landlord's equipment which are an integral part thereof) on that part of the demised premises not so taken.

                                   CASUALTY

18. If and whenever during the term of this Lease the building or buildings erected on the demised premises shall be destroyed or damaged by fire or explosion or perils insured against by Landlord's fire and extended coverage insurance policy, then and in every such event:
         a)   Option to Terminate.    If the damage or destruction
    is such that in the opinion of Landlord, to be given to Tenant not later than thirty (30) days after notice to Landlord by Tenant of the happening of such damage or destruction, it cannot be repaired with reasonable diligence within two hundred and seventy (270) days from the date of such opinion, then either Landlord or Tenant may, within ten (10) days next succeeding the giving of Landlord's opinion as aforesaid, terminate this Lease by giving to the other notice in writing of such termination, in which event this Lease and the term hereby demised shall thereupon cease and be at an end and the rent and all other payments for which Tenant is liable under the terms of this Lease shall be apportioned and paid in full to the date of such destruction or damage.

        b) Restoration. In the event that neither Landlord nor Tenant so terminate this Lease under subparagraph (a), although having the right to do so, or in the event there is no option to terminate, then Landlord shall repair the said building or buildings with all reasonable speed.

        c) No Liability for Delayed Construction. Notwithstanding Landlord's opinion as to the time needed for repair, Landlord shall not be liable to Tenant if Landlord shall not actually repair such damage within said two hundred and seventy (270) day period if Landlord shall proceed diligently with such repair work.

        d) No Rent Abatement. In situations where the lease continues after an insured casualty, the rent shall continue and shall not abate.

        e) Fire Claim Waiver. To the extent permissible under Landlord's fire insurance policies, Landlord hereby waives all claims against Tenant for loss or damages to the building or buildings erected on the demised premises caused by fire or explosion or perils insured against by Landlord's fire and extended coverage insurance policies, regardless of the cause of such damage, including damage resulting from the negligence of Tenant, its agents, servants or employees.

        f)    Uninsured Events.    If a casualty or act of god destroys all or
    any part of the demised premises and such event is not covered under the policy Landlord carries, then this Lease shall continue, rental unabated, and Tenant shall fully restore the demised premises at Tenant's sole cost.

                     ASSIGNMENTS, SUBLETTING, BANKRUPTCY

19. Tenant shall not hypothecate this Lease or assign this Lease in whole or in part or sublet the premises in whole or in part, without the prior written consent of the Landlord, and any assignment or hypothecation or subletting in violation of this paragraph shall entitle Landlord to terminate this Lease and shall constitute a default giving Landlord the remedies for default set forth hereinafter. Landlord may elect to waive such default. All consents hereunder must be in writing and are limited to the specific event or transfer then in question and Landlord's consent to any assignment or subletting shall not be deemed a waiver of the right to require such consent to any future assignments or subletting and any such consent shall not relieve Tenant of his responsibilities hereunder. The following events shall be deemed to be a default and a prohibited assignment of Tenant's interest in this Lease.

         a) The sale or transfer, in the aggregate over the term of the Lease, of more than five percent (5%) of Tenant's outstanding stock, whether such sale or transfer be direct or indirect, involve the actual or beneficial ownership of such shares; or

         b) The merger or consolidation or combination of Tenant with any other corporation or entity; or

         c) The dissolution of Tenant and transfer of its property to creditors or shareholders.

    In addition to the foregoing, Tenant agrees that it shall give thirty (30) days prior written notice to Tenant of any election on Tenant's part to file a bankruptcy petition, whether under Chapter 7 or Chapter 11 or otherwise and upon giving of such notice, Landlord shall have the option to terminate this Lease.

                              RIGHT TO MORTGAGE

20. This Lease is and shall be subject and subordinate to the Loan
Agreement and to all mortgages which may now or hereafter affect the real property demised hereunder, and to all renewals, modifications, consolidations replacements and extensions thereof. In confirmation of such subordination, Tenant covenants and agree to execute and deliver upon demand such further instrument or instruments subordinating this Lease to the lien of any such mortgage or mortgages as shall be desired by Landlord, any mortgagees or proposed mortgagees. Tenant hereby irrevocably appoints Landlord the attorney-in-fact of Tenant to execute and deliver any such instrument or instruments for and in the name of Tenant if Tenant shall fail, after ten (10) days written notice, to execute any instrument of subordination forwarded to Tenant. Tenant further covenants and agrees to execute upon demand such further instrument or instruments (including cancellation and reexecution of this Lease as a sublease) necessary to create a sublease of the demised premises to Tenant upon the same terms and conditions as are provided herein in the event that Landlord effects a sale and leaseback of the demised premises. Tenant is hereby authorized to pay to Landlord's mortgagee or conditional assignee, upon demand, all rents, additional rentals, and other sums due hereunder, without looking to such mortgagee or assignee for any performance hereunder, Landlord at all times remaining liable hereunder until the reversionary interest is vested in another party.

                                  SURRENDER

21. Tenant covenants and agrees that on the last day of the term hereby granted or the sooner termination hereof, hereinafter referred to as the "Surrender Date" in either case, Tenant shall:

         a) Remove each and every of its personal property or trade fixtures to which it shall retain title (and after restoring any portion of the premises damaged by such removal), and

         b) Peaceably and promptly deliver and surrender up possession of the demised premises in as good a condition as delivered, reasonable wear and tear and insured casualty damage excepted.

    In addition, Tenant shall complete each and every item of repair, maintenance, and restoration required hereunder no later than the Surrender Date and deliver the demised premises in first class order and condition, broom clean and free of any waste and debris, excepting only damage by insured casualty. Any holding over by Tenant shall constitute a trespass and Tenant shall be liable for the full measure of damages caused Landlord by such holding over. In no event shall any holding over be deemed to give rise to any tenancy greater than a month to month tenancy.

                         EVENTS OF DEFAULT

22. a)   Events of Default. In addition to any other events of default specified in this Lease any one or more of the following events shall be deemed an event of default:

         i) The demised premises shall be used by any person or entity other than Tenant and its employees.

        ii) Tenant's estate or interests, whether the whole or partially, shall be transferred by or under any execution, process or operation of law, assignment (as defined above), or otherwise, such transfers to include but not necessarily be limited to any collateral security device.

       iii) Failure of Tenant to maintain in good standing its corporate charter or other permits required to conduct its business.

        iv) Tenant shall file a voluntary petition in bankruptcy in federal or state court or shall be adjudicated a bankrupt therein or an involuntary petition in bankruptcy in federal or state court shall have been filed against Tenant and such petition shall not have been withdrawn or dismissed within thirty (30) days or Tenant shall enter into any arrangement or plan for general creditors under statute or the jurisdiction of any court or Tenant shall be declared bankrupt or insolvent according to law or equity by the rule of any court of record and of competent jurisdiction or any receiver, trustee or other court appointed official shall manage or control the business and property of Tenant or any assignment shall be made of Tenant's property for the benefit of creditors.

         v) Tenant shall fail to pay any installment of rent or any additional rent or other charge due Landlord hereunder or in connection with the Loan Agreement when the same are required to be paid hereunder.

         vi) Tenant shall default in its obligation to make repairs to the demised premises required under Paragraph 13 herein.

         vii) Tenant shall default in the performance of any of the other terms, covenants and conditions of the Lease or the Loan Agreement and except as otherwise provided in this Lease, such default shall continue for a period of fifteen (15) days after Landlord's written notice to Tenant, unless a shorter period is specified in such notice due to emergency conditions.

    b)  Default Remedies.    If any of the foregoing events occurs, or if any
other event constituting Tenant's breach of a promise, guaranty or undertaking under this Lease or the Loan Agreement, THEN Landlord shall, without prejudice to any other remedies available to Landlord, have the option to terminate this Lease and declare this Lease forfeited and cancelled upon written notice to Tenant and such termination and cancellation shall be effective and this Lease term shall end upon the postmarking of such notice.

    In the event this Lease Agreement is terminated and cancelled by Landlord pursuant to the terms of this paragraph, Landlord shall have the right to re-enter and repossess itself of the premises, with or without process of law, using such force as may be necessary to remove all persons or chattels therefrom without being liable to any prosecution or for any damages by reason of such re-entry. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the demised premises, by reason of the violation of Tenant of any of the covenants and conditions of this Lease, or otherwise.

    The word "re-enter" as used herein is not restricted to its technical legal meaning, but is used in its broadest sense, and re-entry by Landlord for purposes of repair inspection or securing the demised premises in any manner shall not be deemed to be acceptance of a surrender by
Tenant or a termination of this Lease.   Landlord  specifically reserves unto
itself all remedies granted to it in law or equity in any situation arising under this Lease and no specified remedy granted herein shall preclude Landlord
from any such other remedy.   In the event of a breach or threatened breach by
Tenant of any of the covenants or provisions of this Lease, Landlord shall have the right of injunction and the right to invoke any penalty allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for.

    In the event that this Lease shall be terminated as hereinbefore provided, or by summary proceedings or otherwise, or if the demised premises, or any part thereof, shall be abandoned by the Tenant, Landlord may, in its own name, but as agent for the Tenant if the Lease be not terminated or, if the Lease be terminated, in its own behalf, relet the whole or any portion of said premises, for any period equal to or greater or less than the remainder of the original term of this Lease for any sum which it may deem reasonable, to any tenant which it may deem suitable and satisfactory, and for any use and purpose which it may deem appropriate. In no event, however, shall the Landlord be under any obligation to relet the premises for any purpose other than the previous, authorized use under the Loan Agreement, which other uses Landlord may regard as injurious to the demised premises, or to any tenant which the Landlord, in the exercise of reasonable discretion, shall deem to be objectionable. The

Landlord shall not in any event be required to pay the Tenant any surplus of any sums received by the Landlord on a reletting of said premises in excess of the rent reserved in this Lease. In the event that this Lease be terminated by summary proceeding, or otherwise, or if the premises are abandoned or become vacant, and whether or not the premises be relet, the Landlord shall be entitled to recover from the Tenant, and the Tenant shall pay to the Landlord, in addition to any damages caused to Landlord by breach or default in the terms and conditions of the surrender and repair clauses, as well as any consequential damages in any way arising by breach of this Lease, the following:

              (i) An amount equal to all expenses, if any, including reasonable counsel fees, incurred by the Landlord in recovering possession of the demised premises, and all reasonable costs and charges for the care of said premises while vacant, which damages shall be due and payable by the Tenant to the Landlord at such time or times as such expenses are incurred by the Landlord; and

              (ii) An amount equal to the amount of all rent and additional rent reserved under this Lease, less the net rent, if any, collected by the Landlord on reletting the demised premises. Landlord may, at its option, accelerate the total amount rental and additional rentals due during the entire term of this Lease and upon written notice of such acceleration, all such rentals and additional rentals shall become immediately due and payable. If Landlord shall accelerate rent, then Landlord shall semi-annually thereafter pay to Tenant the amount of net rental actually received in the six (6) months prior to each such payment. If rental and additional rental hereunder shall not be accelerated, then Landlord reserves the right to collect and such rental and additional rental, less net rental, if any, shall be collected, on the several days on which the rent and additional rent reserved in the Lease would have been due and payable. Such net rent collected on reletting by the Landlord and referred to above shall be computed by deducting from the gross rents collected all expenses incurred by the Landlord in connection with the reletting of the premises or any part thereof, including brokers' commissions and the cost of repairing, renovating or remodeling said premises and all sums which the Tenant has agreed to pay by way of taxes, sewer rent, water rents or water meter charges, insurance premiums and other similar items becoming due from time to time under the terms of this Lease shall be deemed additional rent reserved in this Lease, within the meaning of this paragraph.

    Landlord's entry into the Demised Premises to effect emergency repairs shall not be or deemed to be an acceptance of Tenant's unjustifiable
surrender of the demised premises.   Tenant shall have, after posting of
Landlord's written notice, fifteen (15) days in which   to cure any monetary
default of Tenant and fifteen (15) days to cure any other default of Tenant hereunder not requiring immediate performance or not resulting in an emergency situation in which further damage, injury or deterioration is eminent.

                              NO MERGER

23. It is the intention of the parties hereto that the doctrine of merger shall not apply and that the rights of the parties shall remain as herein stated.

                          SUCCESSORS BOUND

24. This Lease Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

                           QUIET ENJOYMENT

25. Upon paying the rent, additional rent and other sum or sums of money and charges as herein provided and upon performing all of the covenants, conditions and agreements herein, on Tenant's part to be paid, observed and performed, Tenant shall and may peaceably an quietly have, hold and enjoy the demised premises for the term aforesaid, subject however, to the terms of this Lease.

                              MISCELLANEOUS

26. a) Integrated Lease Document. This Lease contains the entire agreement of the parties respecting the leasing of the demised premises and shall not be modified, changed or terminated in whole or in part orally or in any manner other than an agreement in writing and signed by the Landlord and Tenant. Tenant acknowledges and warrants to Landlord that Tenant has not relied and will not rely upon any representations or statements not contained herein and concerning the subject or nature of the demised premises or the terms, covenants and conditions contained herein and has not relied and will not rely on the failure to make any such representation or statement, and whether the representations or statements or alleged representations or statements or lack thereof be made or allegedly made by Landlord or Landlord's agents or employees or any person, persons, or entitled acting or purportedly acting on behalf of Landlord.

          b) No Waiver. The failure of Landlord to insist in any one or more instances upon the strict performance of any of the terms, covenants, conditions and agreements of this Lease, or to exercise any option herein conferred, shall not be considered as waiving or relinquishing for the future any such terms, covenants or conditions, agreements or options, but the same shall continue and shall remain in full force and effect. Neither acceptance of the keys nor repairs made by Landlord nor any other act or thing done by Landlord or any agent or employee during the term hereof shall be deemed an acceptance of a surrender of premises excepting only a written election signed by Landlord. The receipt of any rent or any part thereof, whether the rent be that specifically reserved or that which may become payable under any of the covenants herein contained, or whether the same be received from Tenant or from anyone claiming under or through it or otherwise, shall not be deemed to separate as a waiver of the rights of Landlord to enforce the payment of rent or charges of any kind previously due or which may thereafter become due, or the right to terminate this Lease and to recover possession of the demised premises by summary proceedings or otherwise, as Landlord may deem proper, or to exercise any of the rights or remedies reserved to Landlord hereunder or which Landlord may have at law, in equity or otherwise.

     c) Severability. Should any covenant, term, or provision of this Lease be declared illegal, invalid, or unenforceable by any court or political body or entity having competent jurisdiction, such declaration, whether in the form of a statute, decree, judgment, ruling, or order shall not affect the validity of this Lease as a whole nor any part hereof not specifically declared to be illegal, invalid, or unenforceable. Should the particular application of any covenant, term or provision of this Lease be declared illegal, invalid, or unenforceable by any court or political body or entity having competent jurisdiction, such declaration, whether in the form of a statute, decree, judgment, ruling, or order, concerning such illegal, invalid or unenforceable application shall not affect the validity of this Lease as a whole nor that covenant, term, or provision in any other of its possible valid applications. Upon determination of any illegality, invalidity or unenforceability, the parties shall meet to arrive at a legal, valid and enforceable alternative provision which most closely embodies the tenor and spirit of the former.

     d) Notices. Any notice, election, bill, statement or communication which Landlord may desire or be required to give to Tenant, or vice versa, shall be deemed sufficiently given or rendered if in writing, delivered to the other by registered or certified mail addressed as first written or at the last known business address of the other and the time of the retention of such bill, notice election, statement notice or communication shall be deemed to be the time when the same is posted by U.S. Mail, as aforesaid.

     e) Headings and Marginal Notes. The headings and marginal notes are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope or intent of this Lease nor in any way affect this Lease. Words of any gender in this Lease shall be held to include any other gender and words in the singular number shall be held to include the plural when the sense requires.

     f) "For Sale" and "To Let" Signs. Landlord may, during the term of this Lease, at reasonable times and during usual business hours, enter the premises to view them, and except in case of renewal or extension, may, at any time within two (2) months next preceding the expiration of the specified term, show the premises to others for the purpose of rental or sale, and may affix to any suitable parts of the premises a notice for lease or sale thereof.

     IN WITNESS WHEREOF, the parties hereto have executed this agreement by a duly authorized officer or officers on the day and year stated in the commencement.


                                        LANDLORD:

                                        M.O.L. INVESTMENTS
                                        (a Michigan partnership)


                                        By: JAMES N. OWENS
                                            ----------------------------------
                                            Authorized Partner

                                        TENANT:

                                        MOLMEC, INC.
                                        (a Michigan corporation)


                                        By: ROBERT C. LELAND
                                            ----------------------------------
                                            Its President

                                        Attest:  LEONARD G. MILLER
                                                 -----------------------------
                                                 Its Secretary

                                  EXHIBIT "A"

                                       TO

                      LEASE BETWEEN M.O.L. INVESTMENTS AND

                                  MOLMEC, INC.


               LEGAL DESCRIPTION OF DEMISED PREMISES-REAL ESTATE

Land in the Township of Avon, Oakland County, Michigan described as: Lots 23 and 24, Northfield Industrial Park Subdivision, as recorded in liber 167, pages 28, 29 and 30 of plats, Oakland County Records, and subject to taxes which may be a lien but are not delinquent, matters which an accurate personal inspection and architectural survey of the demised premises would disclose, easements and restrictions of record, including but not limited to:

     1. Terms and conditions and Restrictions of a Declaration and Grant of Easements as more fully set forth under document recorded in liber 7575, page 549, Oakland County Records.

     2. Terms, conditions and restrictions of a Storm Sewer Maintenance Agreement as more fully set forth under document recorded in liber 7575, page 562, Oakland County Records.

     3. Ten (10) foot easement for public utilities over the north ten feet of Lot 23 and over the rear and the front lot lines and an easement for sanitary sewer over the west portion of both lots, as shown on the recorded plat.

     4. Building and use restrictions contained in instrument recorded in liber 7575, page 539, Oakland County Records.

                                  EXHIBIT B



                        AMENDMENT TO LEASE AGREEMENT


     This Amendment is made as of August 13, 1994 between M.O.L. INVESTMENTS, a Michigan partnership ("Landlord") and MOLMEC, INC., a Michigan corporation ("Tenant").

     WITNESSETH:

     The parties hereto entered into a Lease Agreement, dated August 14, 1984 (the "Lease"), for certain improved property located in Avon Township, Oakland County, Michigan, as defined in the Lease (the "demised premises"); and

     The parties desire to extend the term and amend certain aspects of the Lease;

     NOW THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

1. TERM. The term of the Lease, as provided in Section 5 of the Lease, is hereby extended for a period of three (3) years so as to expire on August 13, 1997. Effective August 14, 1994, Sub-sections 5(a), (b), (c) & (d) are deleted in their entirety.

2. RENEWAL OF TERM. The term of the Lease shall be automatically renewed for one (1) year periods, commencing on August 14, 1997, unless either party serves written notice of termination upon the other, at least one (1) year prior to the beginning of the then extended term. If neither party serves such notice, the lease term shall be extended for a one (1) year period. The rent during the extended term(s) shall be that set forth in Section 3 of this First Amendment to Lease Agreement.

3. RENTAL AND BASE RENTAL. The first paragraph of Section 6 of the Lease is hereby deleted in full and replaced with the following paragraph:

     The rent to be paid by Tenant to Landlord hereunder shall be Thirteen Thousand Five Hundred Dollars ($13,500.00) per month. Tenant's rent payments shall be made to such persons and at such locations as the Landlord may direct, in writing, from time to time.

4.   OPTION TO PURCHASE.

     4.1 Landlord grants to Tenant an option to purchase the demised premises, which shall not be severable from the remaining terms and conditions of the Lease and shall not survive the expiration or earlier termination of the Lease. The option to purchase shall be exercisable by written notice from Tenant to Landlord given at any time during the lease term or any extended term(s) so long as the Tenant is not in default. The purchase price shall be one Mil-lion Five Hundred Thousand ($1,500,000) Dollars, payable by wire transfer or immediately available funds at the closing.

     4.2 At closing, Landlord shall convey to Tenant good and marketable record title to the demised premises by Warranty Deed, subject only to such easements and restrictions as were of record on the date of Tenant's notice, special assessments, if any, and applicable laws, ordinances and zoning regulations. As evidence that its title is as aforesaid, Landlord shall, at its own expense, provide to Tenant a commitment, issued by a title insurer licensed to do business in the State of Michigan, for a standard form owner's policy of title insurance in the full purchase price amount, to be issued with standard exceptions.

     4.3 The closing shall take place within five (5) days after all the necessary papers have been prepared, and all conditions precedent hereunder met, but no later than sixty (60) days after the delivery of the notice by Tenant that it has elected to exercise its option to purchase the demised premises.
The closing shall occur at such time and place as the parties hereto shall mutually agree.

          4.3.1 At closing, Landlord shall deliver the following documents to
          Tenant: (a) Warranty Deed for the demised premises subject to the items set forth in section 4.2; (b) Bill of Sale for personal property sold; (c) Title Insurance Commitment, as provided above; (d)
          Certified Resolution of Authority to sell the demised premises; and
          (e) Closing Statement reflecting the transaction.

          4.3.2 At closing, Tenant shall deliver the funds in the amount of the purchase price and deliver the following documents to Landlord: (a) Certified Resolution of Authority to purchase the demised premises; and (b) Closing Statement reflecting the transaction.

          4.3.3 Tenant shall pay all recording fees and all of its other closing costs. Landlord shall pay the Michigan real estate transfer tax applicable to the transaction.

          4.3.4 Each party shall execute and deliver such other documents as may be reasonably necessary or convenient to fully consummate the transfer of all of Landlord's right, title and interest in and to the demised premises to Tenant.

     4.4 Tenant shall have possession of the demised premises at closing, subject to the rights of existing tenants, if any.

     4.5 All rent, taxes and insurance shall be prorated as of the closing. Tenant shall, without adjustment to the purchase price, assume all special assessments, if any, which apply to the demised premises.

     4.6 The Landlord shall, out of the proceeds of the foregoing sum, if required by the Tenant, discharge at the closing any of the Landlord's mortgages, liens or encumbrances upon the demised premises.


5. TAXES, FIRE INSURANCE, UTILITIES. The last sentence in Subsection 8(b) of the Lease is hereby deleted and replaced with the following sentence:

     Alternatively, Landlord may require direct payments by Tenant to the taxing authority.

6. NET LEASE. This Lease is an absolute net lease and Tenant hereby assumes and agrees to pay and perform all payments, expenses, duties and obligations with respect to the demised premises and the improvements thereon and the use, maintenance and operation thereof, whether such duties and obligations would otherwise be construed to be those of Landlord or Tenant, so that no matter from what source arising, if anything shall be required to be done in, upon or about the demised premises or the improvements thereon the same shall be done and fulfilled at the sole expense and responsibility of the Tenant without any expense, liability or obligation whatsoever to or on Landlord.

7.   ENVIRONMENTAL WARRANTIES AND AGREEMENTS.

     7.1 Tenant warrants and represents to, and agrees with, Landlord as follows:

     7.2 The demised premises, and Tenant's operations and activities thereon, are and shall continue to be in compliance with all environmental laws; and the demised premises are not and shall not become (i) contaminated by, or the site of the disposal or release of, any hazardous substance, (ii) the source of any contamination, by any hazardous substance, of any adjacent property or of any groundwater or surface water, or (iii) the source of any air emissions in excess of any legal limit now or hereafter in effect; and, except as expressly disclosed by Tenant to Landlord in writing, no asbestos or polychlorinated biphenyls are present or contained in or on the demised premises.

     7.3 Tenant shall take all actions necessary to investigate, clean up, and eliminate the source of, any past, present or future contamination of the demised premises by any hazardous substance and to prevent any additional contamination of the demised premises. The taking of action by Tenant under this subparagraph shall not limit any other right or remedy available to Landlord by reason of any such contamination.

     7.4 For purposes of this Lease, (i) "environmental law" means any present or future federal, state or local law, ordinance, rule or regulation that regulates or is intended to protect the environment or that establishes liability for the removal or cleanup of, or



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

damage caused by, any environmental contamination; (ii) "hazardous substance" means any product that is now or hereafter regulated by any environmental law and any other hazardous substance, pollutant, contaminant or waste, including, without limitation, asbestos and polychlorinated biphenyls; and (iii) the demised premises shall be considered to be "contaminated" by a hazardous substance if a hazardous substance is present on or in the demised premises in any amount or level.

     Except as amended herein, the Lease is hereby ratified and confirmed.

WITNESSETH:                       LANDLORD

                                  M.O.L. INVESTMENTS


 [SIG]                           By: James N. Owens
------------------                   --------------------------
                                     James N. Owens, Partner

                                  Date: August 30, 1994


                                  TENANT

                                  MOLMEC, INC.


Denise McGurisk                   By: Robert C. Vamos
-------------------                   ----------------------------
                                      Robert C. Vamos, President

                                  Date: August 30, 1994

                                    EXHIBIT C

                           SECOND AMENDMENT TO LEASE
                        AGREEMENT DATED AUGUST 14, 1984
                         AS AMENDED ON AUGUST 13, 1994

     This Amendment is made as of June 1, 1996 between M.O.L. INVESTMENTS, a Michigan partnership ("Landlord"), and MOLMEC, INC., a Michigan corporation ("Tenant").

     WITNESSETH:

     The parties hereto entered into a Lease Agreement, dated August 14, 1984 (the "Lease"), for certain improved property located in Avon Township, Oakland County, Michigan, as defined in the Lease; and

     The parties hereto entered into an Amendment to Lease Agreement, dated August 13, 1994 (the "Amendment") amending certain aspects of the Lease and extending the Lease; and

     The parties desire to extend the term of the Lease;

     NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows:

     1. Term. The Term of the Lease, as provided in Section 5 of the Lease and in Section 1 of the Amendment is hereby extended for a period of two (2) years from the expiration date set forth in the Amendment, so as to expire on August 13, 1999.

     2. Renewal of Term. The term of the Lease shall be automatically renewed for one (1) year periods, commencing on August 14, 1999, unless either party serves written notice of termination upon the other, at least one (1) year prior to the beginning of the then extended term

If neither party serves such notice, the lease term shall be extended for a one
(1) year period. The rent during the extended term(s) shall be that set forth in Section 3 of the Amendment.

     Except as amended herein, the Lease and Amendment are hereby ratified and confirmed.


                                       LANDLORD:

                                       M.O.L. INVESTMENTS

                                       By: Leonard G. Miller
                                           --------------------------
                                           Partner

                                       Date: June 1, 1996
                                             ------------------------

                                       TENANT:

                                       MOLMEC, INC.

                                       By: Robert C. Vamos
                                           --------------------------
                                           Robert C. Vamos, President

                                       Date: June 1, 1996
                                             ------------------------


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